INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Welcome and Introduction Paul Levi October 13, 2010 Exhibit 99.1

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

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SAIC
From Science to Solutions

Conference Materials
• Conference materials will be
available on SAIC’s Investor
Relations web site
–
Management presentations
–
Presenter biographies
–
Acronym glossary

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Agenda
Time Event Speaker
7:00 a.m. Breakfast
8:00 a.m. Welcome Paul Levi
8:05 a.m. Enterprise Strategy and Outlook Walt Havenstein
8:35 a.m.
Introduction to Health and Energy
Strategies
Joe Craver
8:45 a.m. Energy Strategy JT Grumski
9:05 a.m. Health Strategy Clement Chen
9:25 a.m. C4: Mission Capability Integration Deb Alderson
9:45 a.m. Cyber Larry Cox
10:15 a.m.
Break
10:30 a.m. Business & Corporate Development Jim Cuff
10:50 a.m. Technology Amy Alving
11:10 a.m. Financial Overview Mark Sopp
11:30 a.m. Q&A Walt Havenstein
11:55 a.m. Closing Walt Havenstein
12:00 p.m. Lunch
Energy | Environment | National Security | Health | Critical Infrastructure

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Forward Looking Statements
Certain statements in these presentations contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. The forward-looking statements involve a number of risks and uncertainties. A number of factors could cause our actual results, performance, achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Some of these factors include, but are not limited to, the risk factors set forth in SAIC’s Annual Report on Form 10-K for the year ended
January 31, 2010, and other filings that SAIC makes with the SEC from time to time.
Due to these uncertainties and risks, persons who view these presentations are cautioned not to place undue reliance on such forward-looking statements, which speak only as of October 13, 2010. SAIC disclaims any duty to update guidance or any other forward-looking statement provided in these presentations to reflect subsequent events, actual results or changes in expectations.
These presentations describe financial results through H1 (February 1 – July 31,
2010)

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Enterprise Strategy and Outlook Walt Havenstein October 13, 2010

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
One Year Later

• Market pressures developing as
expected
• Industry responses are predictable
• Need for innovation greater than ever –
including cross-enterprise
• Some missions will continue to grow/outperform
• Enduring needs will be just that
• Procurement environment will reward agility
• Providers that deliver exceptional value will
prosper
Bullish on SAIC’s Growth in our Large Markets
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Strategy Articulation
SAIC provides
mission-oriented solutions
for
national security, energy, health,
and other essential needs of the U.S.
government and allied nations, as well as
major enterprises serving critical
infrastructure needs. SAIC combines
technologies and domain
knowledge
to deliver solutions that
support our customers’ entire life cycle.

Mission solutions
add enduring value
These markets value
innovation in and integration
of technology, and deliver on
essential needs
Our breadth and depth in this
combination differentiates
SAIC from the competition
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Evolving Market Focus

C4ISR
Logistics, Readiness and
Sustainment
Cyber
Energy
Health
C4
ISR
Benham
Atlan
R. W. Beck
Varec
BPLG
Acquisition/Investment
FY06 FY07 FY08 FY09 FY10
FY11 Est*
$1.6B
$2.5B
$1.5B
$0.7B
$1.0B
$0.4B
SET
FY11
CloudShield
Reveal
BD Systems
C4ISR
Denver
CarScan
* Annual Revenue in each category for FY11 is estimated from SAIC Business
Unit data. See  Appendix for a more detailed description of the methodology used to estimate revenues in these categories
GeoViz
GSTI AETC
C4ISR
Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
SAIC’s World Class Team

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
SAIC
Executive Team
Walt Havenstein
Chief Executive Officer
Mark Sopp
EVP, CFO
Jim Cuff
EVP
Business
Development,
Strategy & M&A
Amy Alving
Sr. Vice President
Chief Technology
Officer
Joe Craver
Group President
Infrastructure,
Energy,
Health & Product
Solutions
$4.1B
Stu Shea
Group President
Intelligence,
Surveillance
& Recon (ISR)
$2.6B
Larry Cox
SVP, BU General
Mgr
Intel & Info Solutions
(Cyber)
$0.6B
Deb Alderson
Group President
Defense Solutions
$3.5B

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Major Accomplishments in FY11
• Increased investment in future growth
• H1 book-to-bill 1.1
– Contract wins: 21 > $100 million and counting*
• Operational achievements
– Total of 23,500 MRAPs/ATVs delivered
– Commercially Hosted InfraRed Payload (CHIRP) delivered
– 114 bases completed for Guardian Installation Protection
Program
– 300,000 tires delivered in-theater (800,000 total)
– Design-Build National Award of Excellence for LEED-Silver
manufacturing facility
– 3,000th hospital enrolled in CDC’s Health Care Safety
Network

*As of 10/7/2010
#4 Top 25 GSA Contractors
Government Executive (August 2010)
#3 Barron’s 500
Barron’s (May 2010)
#3 World’s Most Admired Companies:
Information Technology Services
FORTUNE (March 2010)
#5 Top 100 Government Contractors
Washington Technology (June 2010)
#5 Top 100 DHS Contractors
Government Security News (January 2010)
#4
Sustainable Engineering Verdantix
Green
Quadrant (September 2010)
#215 FORTUNE 500
Fortune (April 2010)
Industry Recognition
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
The Way Ahead
• Changing environments require agility
• Substantial value creation potential from SAIC
–
Truly broad capabilities
–
Outstanding customer insight and affinity
–
Unlocking power of the enterprise
• The right team with the right tools for the times

INGENUITY
To build solutions
AGILITY
To adapt to the markets
GROWTH
To grow value
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Appendix

Energy | Environment | National Security | Health | Critical Infrastructure
Definition of Strategic Growth Areas
•
Strategic Growth
Areas:
In these presentations, we provide revenue and other performance data for the following strategic growth areas: ISR; Cyber; Energy; Logistics, Readiness &
Sustainment; and Health. These are general market areas that we have determined to focus our investments and other business activities, but we do not manage our operations to fit these general market areas. We manage our operations through Business Units that form the basis for our financial reporting. The revenue and other performance data contained in these presentations reflect the performance of specific Business Units under which we focus our strategic growth area initiatives. These Business Units have operations in markets outside the strategic growth areas. Also, Business Units that are not included in calculating revenue and other performance metrics for a particular strategic growth area may have revenue from that area. The revenue and other performance data provided for strategic growth areas in these presentations, therefore, represent approximations of our performance in these areas.

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Introduction to Energy and Health Joe Craver October 13, 2010

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

Energy

Health

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Energy and Health
Aligning for Future Growth

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Energy, Environment & Infrastructure JT Grumski October 13, 2010

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

Electricity
Cyber
IT, C4, Modeling & Simulation

SAIC
From Science to Solutions

SAIC in the Energy Market

Generation
Trading
Transmission Distribution
Fuel production Energy
Use
Energy
Environment
Infrastructure
Differentiating
Energy Management Services
Energy Efficiency, Independent Engineering, Consulting, Climate Change
SAIC’s Current Markets
Energy Infrastructure
& Renewables
Smart Grid, T&D Engineering, IT
SAIC alignment to
address increasingly
hard problems at
confluence of these
markets
Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

2009 Relevant US Market Est.
(Annual $B)
20
15
10
5
0
$6.0
$20.0
$10.0
Energy Mgt. Services
Smart Grid/T&D
Energy Infr. & Renewables

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Overall Market Characteristics
Market Characteristics and SAIC
• Energy Management Services
– Enduring energy efficiency market
– Consulting fit with SAIC
– Opportunity for long-term, close client
relationships
• Smart Grid/T&D/IT
– Convergence of engineering and information
technologies and data
– Enduring, developing field with need for
integration
– Developing cyber market
• Energy Infrastructure and Renewables
– Offer complete solutions to clients
– Long term market as energy mix evolves and
decentralizes

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Relevant Drivers and Trends

Trends
Across Our
Offerings
Energy Management
Services
Smart Grid/T&D
Engineering/IT
Energy Infrastructure &
Renewables
Industry
• Enterprise approach
• Sustainability
• Solutions for grid
connections
• Demand response
• Renewable generation
• Continued energy
efficiency
Utilities
• Growing demand for
energy efficiency programs
• Meter deployments create
data management need
• Concerns about
cybersecurity
• American Recovery and
Reinvestment Act (ARRA)
• Power purchase from
renewable developers
Government
• Energy efficiency, audit
through implementation
• No cohesive approach yet
• Microgrids
• Energy security
• Mandates for energy/
water use reduction
Drivers
Energy Prices—Green House Gas—Economic Recovery—Financing Ability—Business Transformation
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Snapshot of Market Progress

Solid Projects and Pipeline
Across Diverse and Powerful Customer Set
Industry
• Heavy Industry
• Refineries
• Commercial
• Financial Institutions
• Developers
• Automotive
Utilities
• Electric and Water
• Investor Owned
• Coops
• Municipals
• Transmission Operators
Government
• Department of Energy
• Navy
• Air Force
• National Guard
• State & Local Energy Agencies
• Energy Information Agency
Energy Management
Services
Smart Grid/T&D
Engineering/IT
Energy Infrastructure &
Renewables
• $5B DOE Energy Efficiency
IDIQ
• Pull from international
customers
• $15M of Air Force energy
audits
• Won $38M Hawaii Energy
Mgt
• Won 20+ utility smart grid
contracts
• Entergy IT contract extended
5 years
• $13M Lakeland Win
• Signed $23M SAIC financed
geothermal project in Nevada
• Won $25M DOE bio-mass
contract
• Pursuit of >$350M geothermal
projects and $500M of other
renewable energy projects
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

bpl
BENHAM
R.W. BECK

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
SAIC Strategic Plan

Environment/ Water
Energy Management
Services
Energy Infrastructure &
Renewables
Smart Grid/
Energy IT
SAIC Today
FY11
Acquisitions
Investments
IR&D
Diversified
energy
portfolio
across
industrial,
utility and
government
markets
Acquisitions
Execute strategic plan
• IR&D for smart grid offering
• Market visibility/branding
• Business development
• Financing support of targeted
renewable projects
Investments
The BPL Global logo is a registered trademark of BPL Global in the United States and/or other countries.
Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Health & Life Science Solutions Clement Chen October 13, 2010

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Healthcare Drivers of Change
• Rising costs
• Aging population
• Prevalence of chronic disease
• Advances in technology and medicine
• Data volume and use growth
• Systemic business model dysfunction
• American Recovery and Reinvestment
Act (ARRA) / Health Reform Bill
• Emergence of new entities and
disruptive delivery schemes

U.S. Healthcare Ecosystem
Information-Based Health Solutions - Key to the
Future
Providers
Patients
Payers
Life
Science
PHARMA
Labs
PBM
Government
Information
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Total U.S. Healthcare Cost Summary

Hospital
care
Other
Admin / Private
Health Insurance
Prescription
Drugs
Nursing
Homes /
Home
Health
Other
Professional
Services
Physician &
Clinical
Services
31%
26%
7%
10%
9%
6%
11%
Expenditures ~ $2.6T in 2010
(Est.)
Payers - Sources of Funds
Consumer
Medicaid
Medicare
Other Public
Payers
Private
Payers
41%
15%
20%
12%
12%
HIT
HIT
Provider
Pharma /
MDDE
Payers
Fed / S&L Govt
21%
23%
18%
38%
Health Information Technology (HIT)
• HIT a $78B Market
• 7% CAGR - $130B+ by 2019
• Touches every health sector
…catalyst for SAIC’s
strategic approach
Sources include: CMS Data, Gartner, Health Affairs; expenditure and sources of funds percentages based on 2008 CMS actuals
Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

SAIC Health Solutions and Customers

• Department of Veterans Affairs
• Department of Defense
• Commercial Enterprises
• Military Health System & VA
• Health & Human Services, ONC
• State and Commercial Enterprises
• Agency for Healthcare Research
Quality, FDA, MHS, VA
• Centers for Medicare Services
• SSA, States and Commercial
• National Institutes of Health
• Centers for Disease Control
• States, International
• National Institutes of Health
• Food & Drug Administration
• Centers for Disease Control
• Commercial Enterprises
• Patient Safety
• Comparative Effectiveness
• Health Data Repositories
• Eligibility Determination
• National Health Infrastructure
• Health Information Exchanges
• Grants Management
• Pandemic and Bio Surveillance
• Informatics, Disease Reporting
• Epidemiology and Biostatistics
• Translational Research
• PTSD, TBI
• Regulatory Affairs
Clinical Health IT
• eHealth Records
• Clinical Workflow
• Privacy and Security
Health Infrastructure
Healthcare Cost  and
Quality
Public Health
Health Sciences
Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

Health Internet

SAIC
From Science to Solutions
11-1582

Energy | Environment | National Security | Health | Critical Infrastructure
Public and Private Sectors Together Driving
Toward a Future Integrated Healthcare System

Personal
Health
Record
Services
Health
Information
Exchanges
State and
Local
Agencies
University
Medical and
R&D Labs
$
$ $
$
Federal Health
Agencies
CDC
VA
DoD SSA
$ $
HHS
CM
S
Legislation
Commercial Hospitals and Providers
Market Convergence Creating Opportunity
Payers
Source material based on Onchit & Input
Medical
Products
Manufacturing
and Pharma and
PBMs
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

Clinical Health IT
Health Infrastructure
Healthcare Cost & Quality
Public Health
Health Sciences
Information-Based Health

From Science to Solutions

Continuing to Pursue our Strategic Plan

Health Sciences
Public Health
Healthcare Cost
and Quality
Health Infrastructure
Clinical Health IT
SAIC Today
FY11
… organic expansion,
investments and acquisitions
to fuel growth
SAIC Health Solutions at the Heart
of Information-Based Healthcare
One SAIC Leverage
Cyber
Data Mining and
Fusion
Predictive Analytics
Modeling  and Simulation
Situational Awareness
Cloud Computing
Systems Engineering and Integration
Real Time Systems
Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

C4ISR C4: Mission Capability Integration Providing Integration, Innovation and Customer Value Deb Alderson October 13, 2010

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

FY11 C4 DoD Market Est.
(Annual $B)
14
12
10
8
6
4
2
0
$13
$7
$2
Command and Control (C2)
Comms
Computer

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Overall C4 Market Characteristics
Market Characteristics and SAIC
• Market Trends
• Stable market CAGR
• C4 + ISR defines strength
• Command and Control
• Focus on Army and Air Force
• Joint will increase with DoD reorganizations
• Extending to the tactical edge
• Service oriented architectures/collaboration
• Modeling and simulation
• Cybersecurity
• Net Centric Communications
• Distributed networks and communications
infrastructure
• Interoperability
• Bandwidth

Ref: Frost & Sullivan DoD C4ISR Market Estimates March 2010

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
C4 Strategy Components

C4 Mission Capability Integrator
• $8.4 billion three-year pipeline; 46 opportunities > $100 million
• Joint C4 interoperability and service oriented architecture
• Strategic partnerships
Distributed Networks
• $8.3 billion three-year pipeline; 25 opportunities >$100 million
• Enterprise network and communications capability and
management
• Tactical edge capability
Life Cycle Capability Management Approach
• $11 billion three-year pipeline; leveraging logistics readiness and sustainment needs
• C4 legacy asset upgrades across all asset domains
• ISR and ground force modernization
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
C4 Market Dynamics

Building it
Differently
Buying it Differently
Using it Differently
Customer Change
Vectors
Customer Change
Vectors
Irregular Warfare
Integrated Solutions
SAIC Approach
SAIC Approach
Imperatives
Imperatives
Enabling Innovation in
Doctrine and Organization
The Network as the Platform
for Innovation
Mission Capability Integration
75% Solutions

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
• MRAP Integration & Support
• Afghanistan Surge Support
• Combatant Command Wins
• Air Force Combat Information
Transport System
• Navy Consolidated Afloat
Network Enterprises Services
• Expeditionary
Surveillance & Security
• Air Operations Command
C4 SAIC Approach
C4 SAIC Approach
Recent Accomplishments
Recent Accomplishments
Building it
Differently
Buying it Differently
Using it Differently
Enabling Innovation in
Doctrine and Organization
The Network as the Platform
for Innovation
SE&I Agent
Customer Change
Vectors
Customer Change
Vectors
Market Evolution…Mission Capability Integration

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Ground Forces Modernization
Building Upon MRAP/GCV

• Thought Leadership
• Platform Independence
• Technical Depth
•
Domain Expertise
•
Organizational Agility
•
Customer Affinity
Ground Forces
Modernization
Develop and Field New Capabilities
Upgrade Capabilities and Recapitalization
Integrate and Sustain Capabilities
Continuous Modernization Through Sustainment …
Full Life-Cycle Solutions
Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

C4 Game Changers
Dept of State
Vanguard II –
Enterprise Network
Solution
Prime:  $3B
Special Operations
Command
IT &
Enterprise
Network
Contract
Prime:  $300M
Multi Year
IDIQ
Defense Information
Systems Agency
Global Services
Management (GSM)
Prime:  $4B
Air Force - Electronic
Systems Center
Operations Command
Weapons Systems
Management
Prime:  $500M Prime:  $800M
Multi Year IDIQ
Army - Network
Enterprise Tech.
Command
Sustainment &
Defense of Army
Communication
Southwest Asia
and Central Asia
Prime:
$400M
Ground Combat
Vehicle
Army
Acquisition
Command
$8B+ Opportunities Decided Over Next 12 Months

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Cybersecurity Larry Cox October 13, 2010

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Global Cyber Market
• Global IT spending estimated at $3.2 trillion per year
– Represents hundreds of billions of dollars in potential cyber opportunities
• U.S. market leading global investment in cyber
• Federal cyber center of gravity migrating to Maryland (I-95 corridor)
• Intelligence community is leading the way in cyber technology investments in the federal space
• Borderless nature of cyber is fueling international investment
– Global networks are interconnected and subject to the vulnerability of weak defenses anywhere in the world
• International buyers looking to U.S. companies
• International market growing faster than U.S. market
• Global commerce and governments are increasingly dependent on information and communication technology

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2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Leveraging Intelligence Community Experience,
CloudShield, IR&D, and M&A to Grow Federal
& Commercial Business
• Security challenges are increasing
– Greater sophistication, severity, and frequency of attacks
– Heightened government and industry regulations
• Similarity in cyber threats drives similarity in solution sets and technology transfer
– Cyber underpins all communications, records, and control systems
– Domain expertise is found in both commercial and federal organizations
• The majority of critical infrastructure is managed by commercial organizations
– Health, banking/financial, energy, telecommunications, defense industrial base
• Major push by the DoD to combine the best technologies to protect critical infrastructure across the federal and commercial markets

Fed/Civ
.gov
IC, DoD
.ic, .mil
Commercial
.com, .org
.net
– Highly organized and well-funded hackers
– Increased risk of unknown vulnerabilities

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SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
SAIC Cybersecurity:
Strategy to Serve Multiple Markets

Core Consumers
•U.S. Government
•Other Governments
Vertical Consumers
•Telecommunications
•Defense Industrial Base (DIB)
Horizontal Consumers
•Critical Infrastructure
•Energy
•Healthcare
•Finance
Cybersecurity Is a Strategic Enabler /
Discriminator Across the SAIC Enterprise
Data
Sources
Sensors
and Data
Processing
(CloudShield)
Data
Store
Advanced
Analytics
(CloudShield
Center of
Excellence)
Information
Sharing and
Collaboration
(IR&D)
Supporting Services: Policy Development, Security Life
Cycle, Compliance, Integration, Etc.
(Workforce Modernization)
Cyber-Augmented
Solutions
Segment-Specific
Cyber Solutions
Exquisite Cyber
Solutions
SAIC Cybersecurity Offerings
Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
SAIC Cybersecurity Summary
• SAIC’s cybersecurity business is well positioned for growth
–
$1.5 billion FY11 awards (including IDIQ) through October 2010
–
Strategic internal investment
• CloudShield platform: ITS integration, cloud computing, and Center of Excellence application development
• Developing other platforms with multi-year investment
• Workforce modernization efforts are attracting and retaining talented employees for current and future customer needs
• A leader in cybersecurity:
–
Cybersecurity training
–
Security and information operations
–
System engineering, development and integration
–
Managed security services
–
Certification and accreditation
–
Deep packet inspection
–
Advanced analytics

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Business Development / Mergers and Acquisitions Jim Cuff October 13, 2010

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SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Business Development Successes
• $ bookings and book-to-bill (BTB) tracking higher
–
Standard contracts* and task orders only
–
H1 bookings up 21 percent (FY11 vs. FY10)
–
H1 BTB is 1.1, compared with 0.9 a year ago
• $ submittals tracking higher
–
For standard contracts* and task orders, H1 up 32 percent
(FY11 vs. FY10)
• $ win rate comparable to last year despite more
competition
–
65 percent for standard contracts* and task orders (H1)
• Submitted undecided proposals at an all-time high
–
$18.8 billion
–
Includes $10 billion for standard contracts* and task orders
• $100 million + wins tracking higher (includes IDIQ’s)
–
21 wins in FY11 as of 10/7/2010; ended FY10 with 29
–
41 more decisions expected in FY11
• Growing pipeline
* Excludes IDIQ vehicles

$0.0
$5.0
$10.0
$15.0
$20.0
Q1 Q2 Q3 Q4
Submitted Undecided Proposals ($B)
FY10 Total
FY11 Total

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
FY11 $100M+ Wins*
• Standard Contracts** and Task Orders (10 total)
–
Navy Joint Special Operations Sensors & Weapons ($351M)
–
Army Sustainment Command Distribution Management Center ($128M)
–
Navy Tactical Mobile Systems Engineering ($108M)
–
Seven Additional Wins ($2,109M) (Customer restrictions prohibit public release; two Recompete wins)
• IDIQ’s (11 total)
–
Defense Intelligence Agency Solutions for the Information Technology Enterprise (Multiple, $600M)
–
Navy Common Afloat Local Area Network Infrastructure (Multiple, $502M)
–
Missile Defense Agency Engineering & Support Services Group 3 Full & Open (Multiple, $338M)
–
Centers for Disease Control & Prevention Information Management Services (Multiple, $250M)
–
Army Industrial Prime Vendor Generation II - Anniston & Red River (Single, $241M)
–
Defense Technical Info Center Software Network Information Modeling (Multiple, $222M)
–
Army Chemical Biological Radiological Nuclear Explosive Mission Support (Multiple, $200M)
–
US Strategic Command Systems & Mission Support II Plus-up (Single, $180M)
–
National Geospatial Intelligence Agency Total Application Services for Enterprise Rqmts (Multiple, $150M)
–
Army Aviation & Missile R&D Engineering & Integration (Single, $148M)
–
Navy Program Executive Office C4I Support (Multiple, $101M)

* Estimated future revenue value to SAIC
** Excludes IDIQ vehicles

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Business Development Initiatives
• Sharpening our focus on faster growing markets
–
Cyber
–
C4ISR
–
Logistics readiness and sustainment
–
Energy
–
Health
• Taking market share
–
Account management
–
Cross-selling
–
Differentiated offerings
–
Enterprise solutions
–
Larger more complex pursuits
• Deploying an advanced customer relationship management system

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2010 SAIC INVESTOR CONFERENCE

→

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Organizational Conflict of Interest (OCI)
• Responding proactively
• Tailoring our OCI approach to individual customers and markets
–
Overarching strategy in our high growth markets mission oriented solutions provider vs.
advisor
–
Do not intend to declare a single strategic intent (performer or advisor) across all customers
–
Can best support some clients through an advisor role with no impact to our other business
• Enhancing our common business development process to address OCI
–
Targeted checks for OCI in capture planning phases
–
Avoid opportunities that may interfere with ability to expand work in our high-growth markets
–
Leveraging our capture and account managers

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Mergers and Acquisitions
• Strategy-driven enterprise M&A focus
–
Defined process led by the CEO
–
Enterprise-driven due diligence and integration
• Emphasis on high-growth markets and mission-oriented solutions:
–
Assets that can give us market access

CloudShield - Department of Homeland Security
SET – Providing CounterBomber system technology
Reveal – Leader in explosive detection systems
–
Assets that grow our technical discriminators
CloudShield
Benham
–
Assets that benefit the enterprise

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2010 SAIC INVESTOR CONFERENCE

National Security
Energy, Environment and Infrastructure
Health and Life Sciences
Information Based Capabilities
Command and Control
Cybersecurity
Systems Engineering and Integration
Logistics
Science/ Physical Based Capabilities
Engineering
Sciences
Sensors
Design/Build
Shared Services Center (SSC) and Group Business Services (GBS)

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Leveraging SAIC Market Position
“One SAIC”

Technology An enabler for growth Amy Alving October 13, 2010

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2010 SAIC INVESTOR CONFERENCE

Make solar energy economical
Provide energy from fusion
Develop carbon sequestration methods
Manage the nitrogen cycle
Provide access to clean water
Restore and improve urban infrastructure
Advance health informatics
Engineer better medicines
Reverse-engineer the brain
Prevent nuclear terror
Secure cyberspace
Enhance virtual reality
Advance personalized learning
Engineer the tools of scientific discovery

Cleared for Public Release

United States Air Force
Chief Scientist (AF/ST)

Report on

Technology Horizons

A Vision for Air Force Science & Technology During 2010-2030

Key science and technology focus areas for the U.S. Air Force over the next two decades that will provide technologically achievable capabilities enabling the Air Force to gain the greatest U.S. Joint Force effectiveness in 2030 and beyond.

Volume 1

AF/ST-TR-10-01-PR
15 May 2010

Cleared for Public Release

SAIC From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
The Current Environment
• Funding is tight in all markets
–
DoD: fewer new-start programs
• Technology is needed to solve our toughest problems

National Academy of Engineering “Grand Challenges”
www.engineeringchallenges.org

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Data Tsunami – Where We’re Headed
• Enduring realities
–
Data tsunami is here and getting worse:
• More resolution per sensor
• More sensors
• More sensors of different types
• Extended persistence
–
Available bandwidth is insufficient
–
Increasing reliance on mobile devices
• Not well-suited for high volume tactical data

Wide Area Multi-Int
Multi-Platform Persistent
Near Real-Time

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2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
• Architectural elements that support real-time operations:
–
On-board processing
–
Operationally informed workflow
–
Smart fusion
–
Cross-cueing sensors in real time
–
Intelligent push/pull data dissemination
–
“Chipping” info of interest
Data Tsunami – The Path Forward

Tasking
Collection
Processing
Exploitation
Dissemination

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
• Enduring realities enabled by virtualization
–
More efficient asset utilization
–
New business model: pay “by the drink”
–
Elastic – what you need, when you need it
–
Platform for innovation
–
New software delivery model
• The marketplace is already moving, e.g.
–
Amazon launches S3, AWS…
–
Google launches Google App Engine
–
HP purchases EDS, 3COM, 3Par, …
–
EMC purchases RSA, VMware
–
Acadia joint venture: EMC, VMware, Cisco
Next-Gen IT – Where Things are Headed

Software as a Service
Platform as a Service
Compute Storage Network
Infrastructure as a Service
Infrastructure as a Service
Virtualized Physical Infrastructure
Virtualized Physical Infrastructure

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

CloudShield®
an SAIC company

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Governance / Management
Cybersecurity and Privacy
Software as a Service
Platform as a Service
Infrastructure as a Service
Virtualized Physical Infrastructure
Compute
Storage Network
Next-Gen IT – SAIC’s Role
• SAIC’s role:
–
Transition into cloud
–
Managed services
–
Governance
–
Cyber security
–
Domain-specific
software as a service
(SaaS)

Public
Cloud
Private
Cloud

Financial Overview Mark Sopp, Chief Financial Officer October 13, 2010

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Guidance
• Today we reaffirm this guidance for FY11
FY10 FY11
Revenues $10.85B 3% - 6% Internal Growth
Operating Margin 8.0% 20 – 40 bps Improvement
EPS* $1.24 14% - 18% Growth
*Diluted EPS from Continuing Operations
Issued on Q2 FY11 Earnings Call: 9/1/2010

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2010 SAIC INVESTOR CONFERENCE

20%
15%
10%
5%
0%
% Growth
FY06 – FY10 4 Year CAGR: 9.6%
4%
7%
3%
10%
2%
6%
3% - 6%
FY08
FY09
FY10
FY11 E

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Revenue Growth Trend
• Key growth drivers
–
Redirect spend from G&A to
growth initiatives
–
Business Development, B&P,
IR&D
–
Bid larger programs
–
FY10 29 wins >$100M
–
FY11 YTD 21 wins* >$100M
–
Expand focus and resources to
Strategic Growth Areas (SGA)
*as of 10/7/2010
Internal
Acquisitions
Internal Year
End
Guidance
Range

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Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Revenue Breakout
• Trend towards fixed price contracts
• Contract sources continue to migrate towards heavier ID/IQ mix
Attribute FY08 Revenue FY09 Revenue FY10 Revenue
FY11 H1
Revenue
Reporting Segment
Government 94% 95% 96% 96%
Commercial 6% 5% 4% 4%
Group /
Organization*
Infrastructure, Energy, Health & Product
Solutions
40% 38% 38% 36%
Defense Solutions 29% 31% 32% 33%
Intelligence, Surveillance &
Reconnaissance
31% 31% 30% 31%
Revenue Type
Labor-Related 62% 60% 58% 58%
Material and Subcontract 38% 40% 42% 42%
Contract Type
Cost-Reimbursement 47% 48% 48% 47%
Time and Materials 35% 33% 30% 30%
Fixed Price 18% 19% 22% 23%
Contract Source
Single-Award IDIQ Task Order 24% 25% 26% 27%
Multiple-Award IDIQ Task Order 26% 27% 27% 28%
GSA Schedule 14% 15% 15% 15%
Subtotal Master and Schedule Agreements 64% 67% 68% 70%
Standard Contract 36% 33% 32% 30%

*Revenue from Groups provided for illustrative purposes only. SAIC manages its operations at the business unit level which are aggregated into Groups for presentation purposes only.

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SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Enterprise Market Areas*
54% of revenue** in
strategic growth areas***
• Focus of investments
• Differentiated offerings
• Higher margins
32% of revenue** in core business
• Limited investments
• Create discretion to fund
campaigns
• Significant overhead
absorption
• SAIC legacy
* Areas represented by SAIC Business Units
**Estimated revenue for FY11
***Definition of SGA in Appendix
14% of revenue** in C4
“sustaining business”
• Moderate investments
• Large addressable market
• Large opportunities
• Demonstrated ability to compete
Core
C4
ISR
Cyber
Energy Logistics,
Readiness &
Sustainment
Health

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2010 SAIC INVESTOR CONFERENCE

From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Focus: Strategic Growth Areas
*Estimated revenue for SAIC FY11
Core
C4
ISR
Cyber
Energy
Logistics,
Readiness &
Sustainment
Health
Strategic Growth
Areas (SGA)
Core+C4
FY10 FY11E FY10 FY11E
Total Revenue
Growth*
9.5% 8.0% 5.8% 2.3%
Internal Revenue
Growth*
8.3% 5.2% 2.7% 0.8%
Book to Bill: FY11 H1 1.3x 0.9x

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SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Guidance issued on 3/30/2010
Margin Tailwinds
- Project Alignment
- Shift to FFP
- Higher Revenues in SGA
- Facilities and Real Estate
Margin Headwinds
- Amortization from acquisitions
- Fee pressures
10 - 20
FY11 Discrete Items
- VirnetX Royalty
- Unabsorbed investments
- Revenue shortfall
45
(20)
(5) – (15)
Guidance issued on 9/1/2010 20 - 40
Focus: Operating Margin Dynamics
~120 bps margin improvement since FY08
Still expect additional base margin improvements
Factors FY11 bps Impact FY12 and Beyond

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SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure

Savings FY09 – FY11
Streamlining Organizations
Shared Services/ GBS
Facilities Consolidation
Business Process Reengineering
Leveraged Spend
Project Alignment is a catalyst for future margin improvement
Project Alignment: Sources and Uses of Savings
Savings FY12 – FY14
Streamlining Organizations
Shared Services/ GBS
Facilities Consolidation
Business Process Reengineering
Leveraged Spend
Total Targeted Savings $75M - $100M
Uses
• Lower wrap rates to increase competitiveness
• Increase investment to drive growth and profitability
– B&P to increase volume and win probability
– IR&D to build discriminators
• IT modernization to achieve efficiencies
• Improve operating margin
– Higher fees on fixed price contracts
Expected Uses
• Pricing flexibility
• Discretionary investments in Strategic Growth Areas
• Operating margin improvement
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

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700
600
500
400
300
200
100
0
FY08
FY09
FY10
FY11

Δ				

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Capital Deployment and Liquidity
• Strong, consistent free cash flow generation
• Greater than 90% of free cash flow since FY08 returned to shareholders through stock repurchases
• Consistently strong (>22%) ROIC*
• Future real estate sales targeted to generate additional capital for deployment
Capital Deployment
($M) FY08 FY09 FY10 FY11 H1
Operating Cash Flow 346 583 620 249
Capital Expenditures (61) (59) (58) (35)
Free Cash Flow 285 524 562 214
Acquisitions (145) (204) (258) (140)
Public Stock
Repurchases
(215) (382) (434) (415)
Payment of Debt (10) (113) (18) (1)
Other 68 15 73 85
Total Cash (17) (160) (75) (257)
Ending Cash Position 1,096 936 861 604
* See reconciliation table in Appendix

Acquisitions Public Stock Repurchases Free Cash Flow
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

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Acquisitions
Repurchases
Additional Debt Capacity —$MMs
2100
1800
1500
1200
900
600
300
0
A-
BBB+
BBB
Expected Rating
2.7x
2.1x
1.8x
Debt / EBI TDA

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Additional Debt Capacity:
Acquisitions vs. Stock Repurchases
• Reflective of an indicative leverage ratio consistent with external rating agencies’ guidance.
• As an example, SAIC could borrow at most an additional $900 million for acquisitions and retain it’s
A- rating  (1.8x max) or $1.3 billion for a BBB+ rating (2.1 max)
• Estimated borrowing capacity includes incremental income generated by target acquisitions

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Financial Summary Chart
• More emphasis and investment in Strategic Growth Areas (SGA) should drive enterprise-wide improvement in revenues and profitability
–
Higher FY11 H1 Book to Bill: 1.3x vs. 0.9x for non-SGA
–
Significantly higher projected FY11 internal revenue growth:
• SGA: 5.2%
• Non-SGA: 0.8%
–
Significantly higher margin performance in SGA
• Significant, ongoing cost reduction initiatives – especially Project Alignment –
expected to increase SAIC ability to invest in SGA and contribute to margin improvement
• Strong, disciplined cash-flow generation leaves SAIC well capitalized and can be further leveraged to fuel other initiatives targeted to improve shareholder value

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Appendix

Energy | Environment | National Security | Health | Critical Infrastructure
Appendix
• Definition of Strategic Growth Areas
• Reconciliation of Non-GAAP ROIC to GAAP Operating Income
• Reconciliation of Non-GAAP Free Cash Flow to GAAP Cash Flow from
Operations

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Definition of Strategic Growth Areas
• : In these presentations, we provide estimates of revenue
and other performance data for the following strategic growth areas: ISR; Cyber;
Energy; Logistics, Readiness & Sustainment; and Health. These are general market areas that we have determined to focus our investments and other business activities, but we do not manage our operations to fit these general market areas.
We manage our operations through Business Units that form the basis for our financial reporting. The revenue and other performance data contained in these presentations reflect the performance of specific Business Units under which we focus our strategic growth area initiatives. These Business Units have operations in markets outside the strategic growth areas. Also, Business Units that are not included in calculating revenue and other performance metrics for a particular strategic growth area may have revenue from that area. The revenue and other performance data provided for strategic growth areas in these presentations, therefore, represent approximations of our performance in these areas.

Strategic Growth Areas
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

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SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
Reconciliation of Non-GAAP ROIC to GAAP
Operating Income
In this presentation, SAIC, Inc. refers to return on invested capital (ROIC)
which is a non-GAAP financial measure that is reconciled to the most directly comparable financial measure, which is operating income. The company believes that reporting ROIC provides investors with greater visibility into how effectively it uses the capital invested in its operations.
The company calculates ROIC by dividing operating income after normalized income taxes by average invested capital. Operating income after normalized income taxes is calculated by multiplying the sum of operating income by (1 - the normalized income tax rate). The normalized income tax rate of 38.5% approximates our combined federal and state statutory tax rate. Average invested capital is calculated by adding total stockholders' equity to notes payable and long-term debt and subtracting cash and cash equivalents.
The limitation of this non-GAAP financial measure as compared to the most directly comparable GAAP financial measure is that financing or cash deployment decisions may cause ROIC to trend differently from operating income which is the most directly comparable GAAP financial measure. The company addresses this limitation by presenting ROIC near disclosures of operating income and net income. This financial measure is not meant to be considered in isolation or as a substitute for comparable
GAAP measures and should be read only in conjunction with SAIC, Inc.’s consolidated financial statements prepared in accordance with GAAP. The method that the company uses to calculate ROIC is not necessarily comparable to similarly titled financial measures presented by other companies.
Reconciliation of Return on Invested Capital
FY08 FY09 FY10
H1
FY11
Operating income,
as reported
$673 $776 $867 $480
Normalized income
tax rate
38.5% 38.5% 38.5% 38.5%
Operating income
after normalized
income taxes
$414 $477 $533 $295
Components of
Invested Capital:
31-Jan-07 31-Jan-08 31-Jan-09 31-Jan-10 31-Jul-10
Total stockholders
equity
$1,502 $1,868 $2,084 $2,291 $2,280
Notes payable and
long-term debt
1,228 1,228 1,116 1,106 1,105
Cash and cash
equivalents
(1,109) (1,096) (936) (861) (604)
Invested Capital
$1,621 $2,000 $2,264 $2,536 $2,781
Average Invested
Capital
$1,811 $2,132 $2,400 $2,659
Return on Invested
Capital
22.9% 22.4% 22.2% 22.2%*
* FY 2011 H1 Return on Invested Capital is an annualized number

© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.

INGENUITY. AGILITY. GROWTH
2010 SAIC INVESTOR CONFERENCE

SAIC
From Science to Solutions

Energy | Environment | National Security | Health | Critical Infrastructure
© 2010 Science Applications International Corporation. All rights reserved. SAIC, the SAIC logo, and "From Science to Solutions" are trademarks or registered trademarks of Science Applications International Corporation in the United States
and/or other countries.
Reconciliation of Non-GAAP Free Cash Flow
to GAAP Cash Flow from Operations
Calculation of Free Cash Flow
FY08 FY09 FY10
H1
FY11
Total cash flows provided by
operations
$346 $583 $620 $249
Less: Expenditures for property,
plant and equipment
($61) ($59) ($58) ($35)
Free Cash Flow
$285 $524 $562 $214

In this presentation, SAIC, Inc. refers to free cash flow which is a non-GAAP financial measure that is reconciled to the most directly comparable financial measure, which is cash flows provided by operations. The company believes that reporting free cash flow provides investors with greater visibility into how effectively it generates cash. The company calculates free cash flow by subtracting expenditures for property, plant and equipment from total cash flows provided by operations.

The limitation of this non-GAAP financial measure as compared to the most directly comparable GAAP financial measure is that free cash flow does not represent total cash flows. The company addresses this limitation by presenting free cash flow near disclosures of cash flows provided by operations. This financial measure is not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with SAIC, Inc.'s consolidated financial statements prepared in accordance with
GAAP. The method that the company uses to calculate free cash flow is not necessarily comparable to similarly titled financial measures presented by other companies.